Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Apollo Management Holdings, L.P.
9 West 57th Street
43rd Floor
New York, NY 10019

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by Apollo Management Holdings, L.P. (the “Company”), Donlen LLC, J.P. Morgan Securities LLC, and Barclays Capital Inc. (collectively referred to herein as the “Specified Parties”), solely to assist you in connection with the accuracy of certain attributes of certain collateral assets which may be included in the issuance of the Series 2021-2 asset-backed notes by Donlen Fleet Lease Funding 2 LLC (the “Transaction”) and the accuracy of certain attributes of certain disposed assets. Donlen LLC (the “Responsible Party”) is the sponsor of the Transaction and is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 Sample Leases (defined below) and 50 Sample Disposals (defined below), which the Responsible Party instructed us to select randomly as described below.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

(iii)	The value of collateral securing such assets; and

(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this AUP Report.

With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions or instructions provided by the Responsible Party; and

(iv)
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions based on the sample size and results of the procedures performed about the entire pool of lease receivables which may be included in the Transaction or the entire population of disposed leases.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions have been adopted in presenting our procedures and findings:

•	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculate” refers to a recalculation of one of more data elements using a prescribed methodology and the information provided.

•	The phrase “Sample Cut-off Date” refers to February 28, 2021.

•
The phrase “Sample Leases” refers to a sample of 150 leases, randomly selected by PwC from the population of leases on the Lease File (defined below) where the Lease File indicated that the lease (i) had a depreciation value greater than zero, (ii) had an “in service date”, and (iii) did not have an “out of service date”. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Lease File based on the sample size and results of the procedures performed.

•	The phrase “Moody’s Corporation Website” refers to the URL https://www.moodys.com, accessed by PwC on March 29, 2021.

•	The phrase “Sample Disposals” refers to a sample of 50 leases, randomly selected by PwC from the population of leases on the Disposal Data File (defined below).

I.	Data, Information, and Documents Provided

In the course of this engagement, the Responsible Party provided the following data, information and documents:

1.	Screenshots from the Responsible Party’s asset management system (the “Asset Management System”);

2.	Electronic copies or screenshots of the source documentation noted below containing contractual terms and other characteristics of the Sample Leases:

(a)	For each Sample Lease, the lease agreement, master lease agreement, or administration agreement (individually or collectively, the “Master Lease Agreement”);

(b)	For all Sample Leases, a schedule of interest rates (the “Current Interest Rate Schedule”); and

(c)	For each Sample Lease, a certificate of title, vehicle registration, vehicle registration inquiry report, or online registration title approval (the “Title Certificate”);

(d)
For each Sample Lease identified as having an “active” lessee by representatives of the Responsible Party, an initial credit limit approval document or addendum to the credit limit approval document (collectively, the “Credit File Document”); and

(e)	For each Sample Lease, a certificate of insurance coverage or addendum to the certificate of insurance coverage (collectively, the “Certificate of Insurance Coverage”).

3.
An Excel file, which the Responsible Party represents is a computer-generated lease data file containing data with respect to the 103,446 leases related to the Transaction as of the Sample Cut- off Date (the “Lease File”).

4.
An Excel file, which the Responsible Party represents is a computer-generated lease data file containing data with respect to 24,167 leases owned by Donlen Trust and which were disposed between January 1, 2020 and December 31, 2020 (the “Disposal Data File”).

5.	PDF files, which the Responsible Party represents contains information related to the disposal of leases and amount invoices to customers (the “Final Settlement Report”).

The data, information, and documents listed above, are collectively referred to as the “Data, Information, and Documents”.

II.	Procedures Performed

Using the Data, Information, and Documents, we performed the following agreed-upon procedures listed below. For purposes of the procedures below, numbers, dollar amounts, and percentages that differed only as a result of rounding were deemed to be in agreement. In the event a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted the Responsible Party’s operations manager or a designee, as identified by the Responsible Party, for clarification prior to reporting any findings. Our findings as a result of performing the procedures are reported in Exhibit I.

Lease File

A.
For each Sample Lease, we compared the following information from the respective field on the Lease File to the corresponding information indicated in or recalculated from the source file applying the respective “Threshold and/or Special Instructions” below, noting exceptions if differences are greater than the threshold:

	Description	Source File	Threshold and/or Special Instructions
1	Customer name	Asset Management System (Customer)
2	Lease start date (in-service date)	Asset Management System (In Svc Date)
3	Depreciation rate	Asset Management System (Dep Rate)
4	Base instrument rate name	Asset Management System (Base and Variance)	Only applicable for floating rate Sample Leases
5	Monthly administration fee percentage	Asset Management System (Admin Fee)	Only applicable for Sample Leases identified as a “titled asset” by representatives of the Responsible Party. Comparison to a dollar amount if presented as such in the Asset Management System.
6	Lender code	Asset Management System (Lender Code)
7	Donlen vehicle number (“DVN”)	Asset Management System (DVN)
8	Depreciation value (book value)	Asset Management System (Book Value)
9	Applicable billing method	Asset Management System (Billing Method)
10	Vehicle make	Asset Management System (Make)
11	Vehicle model code	Asset Management System (Model Code)
12	Vehicle type	Calculated using Lease File
If the value in the “Vehicle Type” field equals “Other”, then vehicle type is “Equipment”. If the value in the “GVWR” field is greater than or equal to 16,000 and less than 33,000, then vehicle type is “Medium Duty”. If the value in the “GVWR” field is greater than or equal to 33,000, or there is no value in the “GVWR” field and the value in the “Vehicle Type” field is “Truck”, then vehicle type is “Heavy Duty”. If the value in the “GVWR” field is less than 16,000, or there is no value in the “GVWR” field and the value in the “Vehicle Type” field is “Passenger”, then vehicle type is “Car/Van/Light Duty”.

13	Capitalized cost	Asset Management System (CAP Cost)
14	Parent company (affiliate obligor group)	Asset Management System (Existing Affiliates: Relationship)	Ultimate Parent, or Immediate Parent if Ultimate Parent not present. If Ultimate Parent and Immediate Parent are not present, then same as customer name (as set forth in the Asset Management System).
15	Contractual adder/margin (variance)	Asset Management System (Base and Variance)
16	Current base rate for index	Current Interest Rate Schedule	Only applicable for floating rate Sample Leases
17	Vehicle registration state	Title Certificate	Only applicable for Sample Leases identified as a “titled asset” by representatives of the Responsible Party.
18	Parent company (affiliate obligor group) rating (Moody’s)	Moody’s Corporation Website	Only for Sample Leases identified as “investment grade” by representatives of the Responsible Party.
19	Current month interest rate (most recent invoice rate)	Asset Management System or calculated using Asset Management System and Current Interest Rate Schedule
0.01%

If the applicable billing method (as set forth in the Asset Management System) is “factors” or “amortized”, the “Inception Lending Rate” (as set forth in the Asset Management System).

If the applicable billing method (as set forth in the Asset Management System) is “float”, the sum of (i) contractual adder/margin (variance) (as set forth in the Asset Management System), and (ii) current base rate for index (as set forth in the
Current Interest Rate Schedule).

We did not perform procedure A17 for Sample Leases #5, #8, #15, #22, #65, #104, #139, #140, or #149. The Responsible Party informed us that the Title Certificates were not available for these Sample Leases.

B.	For each Sample Lease identified as a “titled asset” by representatives of the Responsible Party, with respect to the Title Certificate:

(1)	We compared the title owner indicated to: “Donlen Trust” without regard to spacing, misspelling, abbreviation, hyphenation, etc.; and

(2)
For Sample Leases with a depreciation value (as set forth in the Asset Management System) greater than $1,000, we compared the lien holder indicated to: “BNYMTC”, “BNY MTC”, “BNY Mellon Trust Co”, “Bank of New York Mellon Trust Corporation”, or “Bank of NY Mellon Trust NA”.

We did not perform procedures B1 or B2 for Sample Leases #5, #8, #15, #22, #65, #104, #139, #140, or #149. The Responsible Party informed us that the Title Certificates were not available for these Sample Leases.

C.
For each Sample Lease, with respect to the related Master Lease Agreement we observed the presence of a lessor signature and we compared the title or position indicated for the signatory to: President or Chief Financial Officer.

D.	For each Sample Lease identified as having an “active” lessee by representatives of the Responsible Party, as applicable, with respect to the related Credit File Document:

(1)	If the Credit File Document indicates a “full credit review”, we:
(a)	Observed the presence of a signature and compared the title or position indicated for the signatory to: President or Chief Financial Officer; or
(b)	Observed indication of credit committee approval;

(2)	If the Credit File Document indicates a “limited credit review”, we:
(a)	Observed the presence of a signature and compared the title or position indicated for the signatory to: Credit Manager; or
(b)	Observed indication of credit committee approval.

We did not perform procedure D for Sample Lease #93. The Credit File Document did not indicate “full credit review” or “limited credit review” for this Sample Lease.

E.	For each Sample Lease, with respect to the Certificate of Insurance Coverage, we:

(1)	Compared the expiration of insurance coverage indicated to a date on or after the Sample Cut- off Date; and
(2)	Either:
(a)	Compared the certificate holder or additional insured indicated to: “Donlen Trust” or “Donlen Corporation”; or
(b)	Observed written agreement (as indicated by the Certificate of Insurance Coverage and the Master Lease Agreement) to provide “additional insured status” to “Donlen Trust” or “Donlen Corporation”.

Disposals

F.
For each Sample Disposal, we compared the “Net Gain/Loss” (the “Disposal Characteristic”) set forth in the Disposal Data File to the “Statement of Sale Amount” set forth in the “Final Settlement Report”. As instructed by the Responsible Party, differences of $50.00 or less are considered to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction and the accuracy of certain attributes of certain disposed assets. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this AUP Report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this AUP Report, and any use of this AUP Report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this AUP Report, and we disclaim any consideration of any events and circumstances occurring after the date of this AUP Report.

Further, we have no obligation to update this AUP Report because of events occurring, or data or information coming to our attention, subsequent to the date of this AUP Report.

April 9, 2021

Exhibit I

For procedures A17, B1, and B2, we did not perform the procedures for Sample Leases #5, #8, #15, #22, #65, #104, #139, #140, or #149. The Responsible Party informed us that the Title Certificates were not available for these Sample Leases.

For procedure D, we did not perform the procedure for Sample Lease #93. The Credit File Document did not indicate “full credit review” or “limited credit review” for this Sample Lease.

For all procedures (A-F) we agreed except for the differences identified in the table below.

Sample Lease #	Procedure	Description	Comments
146	A12	Vehicle type	“Car/Van/Light Duty” on the Lease File vs. “Equipment” on the Source File
14	A17	Vehicle registration state	“KY” on the Lease File vs. “CA” on the Source File
56	A17	Vehicle registration state	“OK” on the Lease File vs. “OH” on the Source File
16	A18	Parent company (affiliate obligor group) rating (Moody’s)	“A3” on the Lease File vs. “A2” on the Source File
68	A18	Parent company (affiliate obligor group) rating (Moody’s)	“Baa1” on the Lease File vs. “Baa2” on the Source File
79	A18	Parent company (affiliate obligor group) rating (Moody’s)	“A3” on the Lease File vs. “A2” on the Source File
94	A18	Parent company (affiliate obligor group) rating (Moody’s)	“Aa2” on the Lease File vs. “A1” on the Source File
112	A18	Parent company (affiliate obligor group) rating (Moody’s)	“Baa2” on the Lease File vs. “Baa3” on the Source File
87	B2	Lien holder	No lien holder listed on the Title Certificate
3	D	Title of Credit File Document approver	“Credit Manager” vs. required title of “President”, “CFO”, or “Credit Committee”
51	A8	Depreciation value (book value)	“$12,745.45” on the Lease File vs. “$12,235.64” on the Source File
94	A8	Depreciation value (book value)	“$1,860.31” on the Lease File vs. “$1,490.22” on the Source File
58	A19	Current month interest rate (most recent invoice rate)	“4.36%” on the Lease File vs. “2.26% on the Source File
81	A19	Current month interest rate (most recent invoice rate)	“1.17%” on the Lease File vs. “3.78% on the Source File
94	A19	Current month interest rate (most recent invoice rate)	“3.25%” on the Lease File vs. “3.04% on the Source File
110	A19	Current month interest rate (most recent invoice rate)	“4.77%” on the Lease File vs. “2.82% on the Source File
145	A19	Current month interest rate (most recent invoice rate)	“1.33%” on the Lease File vs. “2.79% on the Source File

With respect to procedure A8, the Responsible Party represented that for Sample Leases #51 and #94 the depreciation value (book value) on the Source Files provided reflect values subsequent to the Sample Cut-off Date. The Responsible Party instructed us to compare the depreciation value (book value) on the Source File to:

(1)	For Sample Lease #51, the result of the following formula using values on the Lease File:

Book Value – (Cap Cost Tot x Depreciation Rate / 100)

(2)	For Sample Lease #94, the Book Value corresponding to Month 46 on the paydown schedule for Sample Lease #94.

Upon comparing the values for procedure A8 as instructed by the Responsible Party for Sample Leases #51 and #94, we found the values to be in agreement.

With respect to procedure A19, the Responsible Party represented that for Sample Leases #58, #81, #94, #110, and #145 the current month interest rate (most recent invoice rate) on Lease File reflects the most recent “reset rate” in the “Fixed Rate Reset History” on the Asset Management System instead of the “Inception Lending Rate” on the Asset Management System. The Responsible Party instructed us to compare the current month interest rate (most recent invoice rate) on the Lease File to the most recent “reset rate” in the “Fixed Rate Reset History” on the Asset Management System.

Upon comparing the values for procedure A19 as instructed by the Responsible Party for Sample Leases #58, #81, #94, #110, and #145, we found the values to be in agreement.